UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2010

Lapolla Industries, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park
15402 Vantage Parkway East, Suite 322, Houston, Texas  77032
(Address of Principal Executive Offices and Zip Code)

(281) 219-4700
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.
FORM 8-K
NOVEMBER 10, 2010

(i)

SECTION 8 – OTHER EVENTS

Item 8.01.  Other Events

1.	First Amendment to Loan and Security Agreement

On November 10, 2010, a First Amendment to that certain Loan and Security Agreement was entered into by and between Lapolla Industries, Inc. (the “Company” or “Lapolla”) and Bank of America, N.A. ("Bank of America"), effective August 31, 2010, wherein Section 11.1 thereof, Clause (m) was amended to read as follows: "A Change of Control occurs". Refer to Exhibits 10.1 and 10.2 for the complete text of the Loan and Security Agreement and First Amendment to Loan and Security Agreement, respectively.

2.	Exchange of Series D Preferred Stock for Restricted Common Stock

On November 16, 2010, the Chairman of the Board and principal stockholder of Lapolla exchanged $10,000,000 of his Series D Preferred Stock, par value $1.00, with a Stated Value of $1,000 per share, accruing dividends at 10% per annum, payable quarterly in arrears, plus unpaid and accrued outstanding Series D Preferred Stock dividends of $388,304 as of said date, for restricted common stock at a price per share of $.53 per share (the closing price of the Corporation's  freely trading shares on the OTCBB was $.51 per share), or for 19,600,573 shares.  The transaction was approved unanimously by all six disinterested members of the seven member Board of Directors of Lapolla, four of which are non-employee outside directors.

As a result of the foregoing exchange, certain anti-dilution provisions in the outstanding detachable warrants with ComVest Capital, LLC ("ComVest") were triggered, thereby reducing the exercise price for the warrants as follows: (a) CV-1 for 500,000 shares from $.60 to $.59 per share; (b) CV-2 for 500,000 shares from $.60 to $.59 per share; (c) CV-3 for 500,000 shares from $.60 to $.59 per share; and CV-5 for 1,000,000 shares from $.78 to $.74 per share. Refer to Exhibits 10.3, 10.4, 10.5, 10.6, and 10.7 for the complete text of the ComVest Warrants CV-1 through CV-3, CV-5, and Warrant Amendment Letter dated June 30, 2008 regarding Warrants CV-1 through CV-3, respectively.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

See Index of Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 18, 2010	LAPOLLA INDUSTRIES, INC.

By: /s/ Michael T. Adams, EVP
Michael T. Adams
Executive Vice President

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INDEX OF EXHIBITS

Exhibit Number	Description

10.1	First Amendment to Loan and Security Agreement between Lapolla and Bank of America dated November 10, 2010 and effective August 31, 2010.
10.2
Loan and Security Agreement between Lapolla and Bank of America dated August 31, 2010 (incorporated by reference to Exhibit 10.1 to Form 8-K dated September 1, 2010 and filed with the SEC on September 7, 2010).

10.3	Warrant No. CV-1 To Purchase Shares of Common Stock issued to ComVest dated February 21, 2007 (incorporated by reference to Exhibit 10.6 to Form 8-K dated and filed with the SEC on February 23, 2007).
10.4	Warrant No. CV-2 To Purchase Shares of Common Stock issued to ComVest dated February 21, 2007 (incorporated by reference to Exhibit 10.7 to Form 8-K dated and filed with the SEC on February 23, 2007).
10.5	Warrant No. CV-3 To Purchase Shares of Common Stock issued to ComVest dated February 21, 2007 (incorporated by reference to Exhibit 10.8 to Form 8-K dated and filed with the SEC on February 23, 2007).
10.6
Warrant No. CV-5 To Purchase Shares of Common Stock issued to ComVest dated June 30, 2008 (incorporated by reference to Exhibit 10.9 to Form 8-K dated June 30, 2008 and filed with the SEC on July 7, 2008).

10.7
Warrant Amendment Letter re: Repricing of Warrants CV-1, CV-2, and CV-3 dated June 30, 2008 between Lapolla and ComVest dated June 30, 2008 (incorporated by reference to Exhibit 10.10 to Form 8-K dated June 30, 2008 and filed with the SEC on July 7, 2008).

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